PROSPECTUS SUPPLEMENT DATED SEPTEMBER 1, 2000


This Supplement updates certain information contained in the following prospectuses for products issued by Fortis Benefits Insurance Company.

    Fortis Wall Street Series VUL dated May 1, 2000
    Fortis Wall Street Series Survivor VUL dated May
  1, 2000
    Fortis Wall Street Series VUL 220 dated May 1,
  1999 as subsequently supplemented
    Fortis Wall Street Series VUL 500 dated May 1,
  1999 as subsequently supplemented
    Harmony Investment Life VUL dated May 1, 1995 as
  subsequently supplemented
    Fortis Opportunity Variable Annuity dated May 1,
  2000
    Fortis Masters Variable Annuity dated May 1, 2000
    Fortis Opportunity+ Variable Annuity dated May 1,
  2000
    Fortis Masters+ Variable Annuity dated May 1, 2000
    Fortis Income Preferred Variable Annuity dated May
  1, 2000
    Fortis Empower Variable Annuity dated May 1, 2000

Please read this Supplement carefully.   You should
attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

Fortis Series Fund

One of the subaccounts available for investment is the Global Asset Allocation Series of the Fortis Series
Fund, Inc. Effective September 1, 2000 the following changes to the Global Asset Allocation Series will take place:

    The sub-adviser retained by Fortis Advisers, Inc.
  will no longer be Morgan Stanley Dean Witter Investment
  Management Limited. The new sub-adviser retained by Fortis Advisers, Inc. will be T. Rowe Price Associates,
  Inc.


    The name of the series will change from Global
  Asset Allocation Series to International Stock Series
  II.

For further information on how the International Stock
Series II will be managed, please refer to the September 1, 2000 Supplement to the Fortis Series Fund prospectus dated May 1, 2000.







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